         AMENDMENT NO. 2, dated as of June 30, 1997 (the "Amendment") to the FILM FINANCE CREDIT AGREEMENT, dated as of May 10, 1996, as amended, (the "Credit Agreement") among VIACOM FILM FUNDING COMPANY INC., a Delaware corporation (the "Borrower"), VIACOM Inc., a Delaware corporation and VIACOM INTERNATIONAL INC., a Delaware corporation (the "Guarantors"), each of the several Banks, THE BANK OF NEW YORK, as a Managing Agent and as the Documentation Agent, CITIBANK, N.A., as a Managing Agent and as the Administrative Agent, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Managing Agent, JP MORGAN SECURITIES INC., as the Syndication Agent, BANK OF AMERICA NT&SA, as a Managing Agent, and the Banks identified as Agents on the signature pages thereof, as Agents.

                                     WITNESSETH:

         WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend certain provisions thereof to provide for changes in the financial covenants in the Credit Agreement, and for certain other related matters.

         NOW THEREFORE, the parties hereto agree as follows:

         SECTION 1.  Amendments.

         (a) The definition of "EBIDT" in Section 1.1 of the Credit Agreement is hereby amended by deleting "and" before clause (a)(v) and adding a new section following clause (a)(v) to read "and (vi) interest charges related to securitization and financing transactions, the accounting treatment of which is governed by any Financial Accounting Standards Board statement".

         (b) The definition of "Total Cash Interest and Preferred Dividends" in Section 1.1 of the Credit Agreement is hereby amended by adding at the end thereof "; and (iii) those interest charges related to securitization and financing transactions that were added back pursuant to clause (a)(vi) of the EBIDT definition".

         (c) Section 7.1 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

         Date                                    Ratio
         ----                                    -----

         Through September 30, 1997              5.75x
         December 31, 1997                       5.50x
         March 31, 1998                          5.25x
         June 30, 1998                           5.00x
         September 30, 1998                      4.75x
         December 31, 1998                       4.50x
         March 31, 1999 and thereafter           4.00x

         (d) Section 7.2 of the Credit Agreement is hereby amended by replacing the table therein with the following table:

         Date                                    Ratio
         ----                                    -----

         Through March 31, 1998                  2.15x
         June 30, 1998 and September 30, 1998    2.20x
         December 31, 1998 and thereafter        2.25x

         SECTION 2. Effectiveness This Amendment will be effective as of June 30, 1997 and satisfaction of the following conditions precedent:

         (a) The execution of counterparts hereof by each of the Borrower, the Guarantors, and each of the Facility Agents and Managing Agents on their own behalf and on behalf of the Banks consenting to the execution of this Amendment, and the execution of written consents by the Majority Banks.

         (b) The Borrower shall have paid all costs, accrued and unpaid fees and expenses (including, without limitation, the legal fees and expenses), in each case to the extent then due and payable under the Credit Agreement.

         SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants that as of the date hereof, after giving effect to this Amendment that (i) the representations and warranties contained in Article VI of the Credit Agreement (other than those stated to be made as of a particular date) are true and correct in all material respects on and as of the date hereof as though made on the date hereof, and (ii) no Default or Event of Default shall exist or be continuing under the Credit Agreement.

         SECTION 4. Miscellaneous. (a) Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

         (c) This Amendment shall be a Loan Document for the purposes of the Credit Agreement.

         (d) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5. Guarantor Confirmation. By signing below, each Guarantor hereby agrees to the terms of the foregoing Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        VIACOM FILM FUNDING COMPANY INC.,
                             as Borrower


                        By:________________________________
                           Name:
                           Title:

                        VIACOM INC.,
                             as a Guarantor


                        By:________________________________
                           Name:
                           Title:


                        VIACOM INTERNATIONAL INC., as a Guarantor


                        By:________________________________
                           Name:
                           Title:


                        Managing Agents

                        THE BANK OF NEW YORK, as Managing Agent, the
                        Documentation Agent and a Bank



                        By:________________________________
                            Name:
                            Title:

                        CITIBANK, N.A., as Managing Agent, the Administrative Agent and a Bank



                        By:________________________________
                           Name:
                           Title:

                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Managing Agent and a Bank



                        By:________________________________
                           Name:
                           Title:


                        BANK OF AMERICA NT&SA, as Managing Agent and a Bank



                        By:________________________________
                           Name:
                           Title:


                        Syndication Agent
                        -----------------

                        JP MORGAN SECURITIES INC., as the Syndication Agent



                        By:________________________________
                           Name:
                           Title: